UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2023

Commission File Number:	Commission File Number:	Commission File Number:
333-141703-02; 333-167413; 333-191359; 333-205455-01; 333-228025-02; 333-260957	333-141703; 333-167413-02; 333-191359-02; 333-205455-02; 333-228025-01; 333-260957-02; 000-23108	333-205455; 333-228025; 333-260957-01

DISCOVER CARD EXECUTION NOTE TRUST	DISCOVER CARD MASTER TRUST I	DISCOVER FUNDING LLC
(Exact name of issuing entity in respect of the notes as specified in charter)	(Exact name of issuing entity in respect of the Series 2007-CC Collateral Certificate)	(Exact name of depositor as specified in charter)

Delaware	Delaware	Delaware
(State or jurisdiction of incorporation or organization of the issuing entity)	(State or jurisdiction of incorporation or organization of the issuing entity)	(State or jurisdiction of incorporation or organization of the depositor)

c/o Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, Delaware 19890-0001	c/o Discover Bank 800 Prides Crossing Suite 100 Newark, Delaware 19713	Discover Funding LLC 800 Prides Crossing Suite 100 Newark, Delaware 19713
(Address of principal executive offices of the issuing entity)	(Address of principal executive offices of the issuing entity)	(Address of principal executive offices of the depositor)

47-4047337

(IRS Employer Identification No. of the depositor)

DISCOVER BANK

(Exact name of the sponsor as specified in its charter)

Delaware	800 Prides Crossing Suite 100 Newark, Delaware	19713	51-0020270
(State or jurisdiction of incorporation or organization of the sponsor)	(Address of Principal Executive Office)	(Zip Code)	(IRS Employer Identification No. of the sponsor)

(302) 323-7315

(Telephone, including area code)

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement

On April 11, 2023, Discover Card Execution Note Trust, as Issuer, and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as Indenture Trustee, entered into the Class A(2023-1) Terms Document. A copy of the Class A(2023-1) Terms Document is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On April 11, 2023, Discover Card Execution Note Trust, Discover Funding LLC and Discover Bank entered into a Risk Retention Agreement with respect to the DiscoverSeries Class A(2023-1) Notes (the “Class A(2023-1) Risk Retention Agreement”). A copy of the Class A(2023-1) Risk Retention Agreement is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events

Issuance of Class A(2023-1) Notes. On April 11, 2023, Discover Card Execution Note Trust issued $1,250,000,000 principal amount of DiscoverSeries Class A(2023-1) Notes pursuant to the Amended and Restated Indenture, dated as of December 22, 2015, as amended by Amendment No. 1 to Master Indenture and Amendment No. 1 to Second Amended and Restated Indenture Supplement, dated as of August 27, 2019, as supplemented by the Second Amended and Restated Indenture Supplement, dated as of December 22, 2015, as amended by Amendment No. 1 to Master Indenture and Amendment No. 1 to Second Amended and Restated Indenture Supplement, dated as of August 27, 2019, each between Discover Card Execution Note Trust, as Issuer, and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as Indenture Trustee, and the Class A(2023-1) Terms Document, dated as of April 11, 2023, between Discover Card Execution Note Trust, as Issuer, and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as Indenture Trustee.

Use of Proceeds — Class A(2023-1) Notes. The public offering of DiscoverSeries Class A(2023-1) Notes was made under the registration statement on Form SF-3 (File Nos. 333-260957, 333-260957-01, 333-260957-02) filed with the Securities and Exchange Commission on November 10, 2021 and declared effective on November 24, 2021 (the “Registration Statement”).

The public offering of the DiscoverSeries Class A(2023-1) Notes was terminated on April 11, 2023 upon the sale of all of the DiscoverSeries Class A(2023-1) Notes. The underwriters of the DiscoverSeries Class A(2023-1) Notes were BofA Securities, Inc., Citigroup Global Markets Inc., and RBC Capital Markets, LLC. The price to the public of the DiscoverSeries Class A(2023-1) Notes was $1,249,927,500 (or 99.99420%).

During the period from the effective date of the Registration Statement through the current reporting period, the amount of expenses incurred in connection with the issuance and distribution of the DiscoverSeries Class A(2023-1) Notes with respect to underwriting commissions and discounts was $3,125,000. After deducting the underwriting commission and discount described in the preceding sentence, the net offering proceeds of Discover Card Execution Note Trust before expenses for the DiscoverSeries Class A(2023-1) Notes are $1,246,802,500. Other expenses, including legal fees and other costs and expenses, are reasonably estimated to be $890,000 and net proceeds of Discover Card Execution Note Trust, after deduction of expenses, are reasonably estimated to be $1,245,912,500 total proceeds. With respect to the payment of these other expenses and costs, all direct or indirect payments were made to persons other than persons who are (a) directors or officers of Discover Card Execution Note Trust or (b) owners of 10 percent or more of any class of securities of Discover Card Execution Note Trust.

The net proceeds of Discover Card Execution Note Trust, after deducting the underwriting commissions and discounts, and expenses above, were paid to Discover Bank in exchange for an increase in the investor interest in receivables represented by the collateral certificate. Discover Bank will add those proceeds to its general funds. Except as provided in the previous sentence, none of the proceeds were used for payments to (a) directors or officers of Discover Card Execution Note Trust or (b) owners of 10 percent or more of any class of securities of Discover Card Execution Note Trust.

Increase in Principal Amount of Class B(2023-1) Notes. On April 11, 2023, Discover Bank, pursuant to Section 2.03 of the Note Purchase Agreement (the “Class B/C Note Purchase Agreement”), dated as of January 31, 2023, among Discover Card Execution Note Trust, as Issuer, Discover Bank, as Sponsor, and Discover Funding LLC, as Purchaser, and Section 2.06 of the Class B(2023-1) Terms Document, dated as of January 31, 2023, by and between Discover Card Execution Note Trust, as Issuer, and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as Indenture Trustee, increased the Outstanding Dollar Principal Amount of the Class B(2023-1) Notes. The increase in the Outstanding Dollar Principal Amount of the Class B(2023-1) Notes was in the amount of $87,025,316.50, resulting in an Outstanding Dollar Principal Amount of the Class B(2023-1) Notes of $365,348,101.63. The Class B(2023-1) Notes were sold to Discover Funding LLC, an affiliate of Discover Bank, in reliance upon the exemption contained in Section 4(a)(2) of the Securities Act of 1933, as amended. The Class B(2023-1) Notes were sold at par value for cash, with no applicable underwriting discounts or commissions.

Increase in Principal Amount of Class C(2023-1) Notes. On April 11, 2023, Discover Bank, pursuant to Section 2.03 of the Class B/C Note Purchase Agreement, and Section 2.06 of the Class C(2023-1) Terms Document, dated as of January 31, 2023, by and between Discover Card Execution Note Trust, as Issuer, and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as Indenture Trustee, increased the Outstanding Dollar Principal Amount of the Class C(2023-1) Notes. The increase in the Outstanding Dollar Principal Amount of the Class C(2023-1) Notes was in the amount of $110,759,493.75, resulting in an Outstanding Dollar Principal Amount of the Class C(2023-1) Notes of $530,443,038.63. The Class C(2023-1) Notes were sold to Discover Funding LLC, an affiliate of Discover Bank, in reliance upon the exemption contained in Section 4(a)(2) of the Securities Act of 1933, as amended. The Class C(2023-1) Notes were sold at par value for cash, with no applicable underwriting discounts or commissions.

Increase in Principal Amount of Class D(2009-1) Notes. On April 11, 2023, Discover Bank, pursuant to Section 2.03 of the Amended and Restated Note Purchase Agreement (the “Class D Note Purchase Agreement”), dated as of January 1, 2016, among Discover Card Execution Note Trust, as Issuer, Discover Bank, as Sponsor, Discover Funding LLC, as Transferor, and the purchasers named therein and Section 2.06 of the Class D(2009-1) Terms Document, dated as of July 2, 2009, by and between Discover Card Execution Note Trust, as Issuer, and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as Indenture Trustee, increased the Outstanding Dollar Principal Amount of the Class D(2009-1) Notes. The increase in the Outstanding Dollar Principal Amount of the Class D(2009-1) Notes was in the amount of $134,493,670, resulting in an Outstanding Dollar Principal Amount of the Class D(2009-1) Notes of $1,173,352,183. The Class D(2009-1) Notes were sold to purchasers in reliance upon the exemption contained in Section 4(a)(2) of the Securities Act of 1933, as amended. The Notes were sold at par value for cash, with no applicable underwriting discounts or commissions.

Increase in Investor Interest in Receivables Represented by Collateral Certificate. In connection with the increase in the principal amount of Class B(2023-1) Notes, the increase in the principal amount of Class C (2023-1) Notes and the increase in the principal amount of the Class D(2009-1) Notes, the investor interest in receivables represented by the collateral certificate issued by the Discover Card Master Trust I that secures the DiscoverSeries Notes was increased by $332,278,480.25. Discover Card Execution Note Trust paid the net proceeds from the issuance to Discover Bank in exchange for the increase in the investor interest in receivables represented by the collateral certificate.

Item 9.01	Exhibits

Exhibit 4.1	Class A(2023-1) Terms Document between Discover Card Execution Note Trust, as Issuer, and U.S. Bank Trust Company, National Association, as Indenture Trustee.

Exhibit 4.2	Risk Retention Agreement among Discover Card Execution Note Trust, Discover Funding LLC and Discover Bank with respect to the DiscoverSeries Class A(2023-1) Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 12, 2023

Discover Funding LLC
(as Depositor for Discover Card Master Trust I and
Discover Card Execution Note Trust and as registrant
under Commission File Numbers 333-205455, 333-228025 and 333-260957-01)

By:	/s/ Patricia S. Hall
Patricia S. Hall
Vice President, Chief Financial Officer and Treasurer